SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	MARCH 31, 2020 (UNAUDITED)

COMMON STOCKS	Shares	Value

Communication Services

Interactive Media & Services – 10.9%
Alphabet, Inc., Class A(A)	9	$10,866
Alphabet, Inc., Class C(A)	9	10,864
Facebook, Inc., Class A(A)	153	25,512
Tencent Holdings Ltd.(B)	56	2,783

		50,025

Total Communication Services - 10.9%		50,025

Consumer Discretionary

Internet & Direct Marketing Retail – 8.1%
Alibaba Group Holding Ltd. ADR(A)	107	20,819
Amazon.com, Inc.(A)	8	16,321

		37,140

Total Consumer Discretionary - 8.1%		37,140

Health Care

Biotechnology – 10.0%
CRISPR Therapeutics AG(A)	66	2,820
Evogene Ltd.(A)	137	160
Ionis Pharmaceuticals, Inc.(A)(C)	144	6,807
Moderna, Inc.(A)	157	4,699
Sarepta Therapeutics, Inc.(A)	62	6,065
Vertex Pharmaceuticals, Inc.(A)	105	25,062

		45,613

Health Care Services – 1.3%
Teladoc Health, Inc.(A)(C)	37	5,780

Health Care Technology – 3.9%
Cerner Corp.	285	17,929

Total Health Care - 15.2%		69,322

Information Technology

Application Software – 10.7%
ACI Worldwide, Inc.(A)	681	16,458
Aspen Technology, Inc.(A)	216	20,581
NVIDIA Corp.	27	7,012
salesforce.com, Inc.(A)	34	4,920

		48,971

Data Processing & Outsourced Services – 7.0%
Euronet Worldwide, Inc.(A)	147	12,618
Fiserv, Inc.(A)	48	4,549
WNS (Holdings) Ltd. ADR(A)	353	15,168

		32,335

Semiconductor Equipment – 3.1%
ASML Holding N.V., NY Registry Shares	54	14,226

Semiconductors – 16.3%
Analog Devices, Inc.	24	2,160
Infineon Technologies AG(B)	649	9,365
Microchip Technology, Inc.	83	5,634
Micron Technology, Inc.(A)	515	21,681
QUALCOMM, Inc.	153	10,327
Semtech Corp.(A)	139	5,211
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	120	5,719
Universal Display Corp.	109	14,361

		74,458

Systems Software – 12.3%
Microsoft Corp.	318	50,099
ServiceNow, Inc.(A)	22	6,198

		56,297

Technology Hardware, Storage & Peripherals – 7.7%
Apple, Inc.	117	29,652
Samsung Electronics Co. Ltd.(B)	142	5,532

		35,184

Total Information Technology - 57.1%		261,471

Materials

Fertilizers & Agricultural Chemicals – 0.2%
Marrone Bio Innovations, Inc.(A)	1,116	911

Total Materials - 0.2%		911

Real Estate

Specialized REITs – 2.0%
QTS Realty Trust, Inc., Class A	160	9,299

Total Real Estate - 2.0%		9,299

TOTAL COMMON STOCKS – 93.5%		$428,168
(Cost: $273,161)

WARRANTS

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 12-31-20(D)(E)	230	—*
Marrone Bio Innovations, Inc., expires 8-20-23(D)(E)	230	—*

		—*

TOTAL WARRANTS – 0.0%		$ —*
(Cost: $—)

CORPORATE DEBT SECURITIES	Principal

Materials

Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc.,
8.000%, 12-31-22(D)	$288	266

Total Materials - 0.1%		266

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$266
(Cost: $288)

SHORT-TERM SECURITIES	Shares

Money Market Funds(F) - 6.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.310%	29,081	29,081

TOTAL SHORT-TERM SECURITIES – 6.4%		$29,081
(Cost: $29,081)

TOTAL INVESTMENT SECURITIES – 100.0%		$457,515
(Cost: $302,530)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		197

NET ASSETS – 100.0%		$457,712

Notes to Schedule of Investments

*	Not shown due to rounding.
(A)	No dividends were paid during the preceding 12 months.
(B)	Listed on an exchange outside the United States.
(C)	All or a portion of securities with an aggregate value of $6,343 are on loan.
(D)	Restricted securities. At March 31, 2020, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$288	$288	$266

		Shares
Marrone Bio Innovations, Inc., expires 12-31-20	2-6-18	230	–	—*
Marrone Bio Innovations, Inc., expires 8-20-23	8-20-15	230	–	—*

			$288	$266

The total value of these securities represented 0.1% of net assets at March 31, 2020.

(E)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(F)	Rate shown is the annualized 7-day yield at March 31, 2020.

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$47,242	$2,783		$—
Consumer Discretionary	37,140	—		—
Health Care	69,322	—		—
Information Technology	246,574	14,897		—
Materials	911	—		—
Real Estate	9,299	—		—

Total Common Stocks	$410,488	$17,680		$—
Warrants	—	—	*	—
Corporate Debt Securities	—	266		—
Short-Term Securities	29,081	—		—

Total	$439,569	$17,946		$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$302,530

Gross unrealized appreciation	165,047

Gross unrealized depreciation	(10,062)

Net unrealized appreciation	$154,985